UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 5, 2014
LDR HOLDING CORPORATION
(Exact Name of Registrant as Specified in its Charter)
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DELAWARE (State or Other Jurisdiction of Incorporation)	001-36095 (Commission File Number)	20-3933262 (I.R.S. Employer Identification No.)
13785 Research Boulevard, Suite 200 Austin, Texas 78750 (Address of Principal Executive Offices)		78750 (Zip Code)
Registrant’s telephone number including area code: (512) 344-3333
No change since last report (Former Name or Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations
Item 1.01    Entry into a Material Definitive Agreement.
On May 5, 2014, LDR Holding Corporation (the “Company”) and its wholly owned subsidiary, LDR Spine USA, Inc., entered into an amendment (the “Amendment”), to be effective as of April 24, 2014, to the Company’s Loan and Security Agreement with Comerica Bank (“Comerica”). The Amendment, among other things, (1) increased the revolving line of credit from $19.0 million to $25.0 million, (2) amended the interest rate from Comerica’s prime rate plus 2.0% to Comerica’s prime rate plus 0.25% or, if the Company’s trailing four-quarter EBITDA exceeds $5.0 million, LIBOR plus 2.5%, (3) eliminated a requirement that the Company maintain a minimum cash balance with Comerica, (4) replaced a $12.5 minimum net worth covenant with a $50.0 million tangible net worth covenant (unless the Company maintains a minimum cash balance of $20.0 million, in which case the covenant is waived) and (5) extended the maturity date from April 25, 2014 to April 20, 2016.
The foregoing description of the Amendment does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Section 2 - Financial Information
Item 2.02    Results of Operations and Financial Condition.
On May 7, 2014, the Company issued a press release reporting its financial results for the fiscal quarter ended March 31, 2014. A copy of the Company’s press release is attached hereto as Exhibit 99.1.
The information in Item 2.02 of this Current Report on Form 8-K, including the related exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in Item 2.02 of this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

Section 9 - Financial Statements and Exhibits
Item 9.01    Financial Statements and Exhibits.
(d)        Exhibits

Exhibit Number	Description
10.1
Seventh Amendment to Loan and Security Agreement, dated as of May 5, 2014, to be effective as of April 24, 2014, by and between Comerica Bank, on the one hand, and LDR Holding Corporation and LDR Spine USA, Inc., on the other hand.

99.1	Press release, issued by LDR Holding Corporation, dated May 7, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LDR HOLDING CORPORATION

Dated:	May 7, 2014	By:	/s/ Robert McNamara
Robert McNamara
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1
Seventh Amendment to Loan and Security Agreement, dated as of May 5, 2014, to be effective as of April 24, 2014, by and between Comerica Bank, on the one hand, and LDR Holding Corporation and LDR Spine USA, Inc., on the other hand.

99.1	Press release, issued by LDR Holding Corporation, dated May 7, 2014.